UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/19/2010

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21145

Delaware	56-1668867
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

435 Devon Park Drive
Building 500,
Wayne, PA, 19087
USA
(Address of principal executive offices, including zip code)
484-588-5400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On July 19, 2010, Encorium Group, Inc. (“Encorium” or the “Company”) entered into a Stock Purchase Agreement with Renee E. Moore and Klaus-Dieter Albrecht (referred to herein as the “Shareholders”) pursuant to which it purchased of all of the issued and outstanding shares of capital stock of Progenitor Holding AG, a corporation organized under the laws of Switzerland (“Progenitor Holding”) from the Shareholders (referred to herein as the “Stock Purchase Agreement”). See Item 2.01 of this Current Report which is incorporated into this Item 1.01 in its entirety.

Employment Agreements

Pursuant to the terms of the Stock Purchase Agreement, the Company entered into employment agreements with each of the Shareholders.  See Item 5.02 of this Current Report which is incorporated into this Item 1.01 in its entirety.

Loan Agreement with Ilari Koskelo

On July 19, 2010, the Company borrowed EURO 800,000 from Ilari Koskelo.  See Item 2.03 to this Current Report which is incorporated into this Item 1.01 in its entirety.

Note and Security Agreement with Shareholders

On July 19, 2010, the Company entered into Promissory Notes with each of the Shareholders evidencing the EURO 300,000 payment obligation owed to the Shareholders on July 28, 2010 pursuant to the terms of the Stock Purchase Agreement.  In addition, on July 19, 2010 the Company entered into a Security Agreement with the Shareholders securing the EURO 300,000 obligation with the accounts receivable of each Sale Entity (as defined in the Stock Purchase Agreement).  See Item 2.03 to this Current Report which is incorporated into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Stock Purchase Agreement on July 19, 2010 the Company purchased from the Shareholders all of issued and outstanding shares of Progenitor Holding.

Consideration

The consideration for consummation of the Stock Purchase Agreement consists of the following:

•         On July 19, 2010, upon closing of the Stock Purchase Agreement, the Shareholders received EURO 800,000 in immediately available funds.

•         On or before the closing of business on July 28, 2010, the Shareholders are entitled to receive and additional EURO 300,000 in immediately available funds.

•          Sixty (60) days after July 19, 2010, the Shareholders are entitled to receive common stock of the Company having an aggregate value of EURO 375,000, with each share being valued at the greater of (i) the average daily closing price of the Company’s common stock on the Nasdaq Capital Market for the thirty consecutive trading days after July 19, 2010 or (ii) $2.50, which we refer to as the “Closing Stock Consideration”.  For purposes of calculating the Closing Stock Consideration the USD share value shall be translated to EUROs using the exchange rate of USD 1.292 : EURO 1.00.

•         On or prior to April 30, 2011 (or at a later date if the dispute resolution provisions of the Stock Purchase Agreement are required to determine the 2010 earnout consideration) and subject to any amount due from the Shareholders to the Company pursuant to the Stock Purchase Agreement, the Shareholders will be entitled to receive an additional number of shares of the Company’s common stock, which we refer to as the “2010 earnout consideration,” based on Progenitor’s consolidated earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2010, calculated under U.S. GAAP, which we refer to as “2010 EBITDA,” as follows:

o
If 2010 EBITDA is equal to or greater than EURO 400,000, the 2010 earnout consideration shall be as follows: (A) a cash payment equal to 70% of the amount obtained by multiplying 2.2 by the 2010 EBITDA, and (B) the number of shares of common stock of the Company equal to 30% of the quotient obtained by dividing (1) the amount obtained by multiplying 2.2 by the 2010 EBITDA by (2) the greater of the average daily closing price of the Company’s common stock from December 1, 2010 to February 28, 2011 or $3.00.  For purposes of calculating the 2010 earnout consideration the USD share value shall be translated to EUROs using the average daily exchange rate for the period January 1, 2010 to December 31, 2010.

o
If 2010 EBITDA is equal to or greater than EURO 200,000 but less than EURO 400,000, the 2010 earnout amount shall be as follows: (A) a cash payment equal to 70% of the amount obtained by multiplying 1.5 by the 2010 EBITDA, and (B) the number of shares of common stock of the Company equal to 30% of the quotient obtained by dividing (1) the amount obtained by multiplying 1.5 by the 2010 EBITDA by (2) the greater of the average daily closing price of the Company’s common stock from December 1, 2010 to February 28, 2011 or $3.00.  For purposes of calculating the 2010 earnout consideration the USD share value shall be translated to EUROs using the average daily exchange rate for the period January 1, 2010 to December 31, 2010.

o	If 2010 EBITDA is less than EURO 200,000, the 2010 earnout consideration shall be zero.

•         On or prior to February 28, 2012 (or at a later date if the dispute resolution provisions of the Stock Purchase Agreement are required to determine the 2011 earnout consideration) and subject to any amount due from the Shareholders to the Company pursuant to the Stock Purchase Agreement, the Shareholders will be entitled to receive an additional number of shares of our common stock, which we refer to as the “2011 earnout consideration,” based on Progenitor’s consolidated earnings before interest, taxes, depreciation and amortization for the fiscal year ending December 31, 2011, calculated under U.S. GAAP, which we refer to as “2011 EBITDA,” as follows:

o
if 2011 EBITDA is equal to or greater than EURO 450,000, the 2011 earnout consideration shall be as follows: (A) a cash payment equal to 70% of the amount obtained by multiplying 2.2 by the 2011 EBITDA, and (B) the number of shares of common stock of the Company equal to 30% of the quotient obtained by dividing (1) the amount obtained by multiplying 2.2 by the 2011 EBITDA by (2) the greater of the average daily closing price of the Company’s common stock from December 1, 2011 to February 28, 2012 or $3.00.  For purposes of calculating the 2011 earnout consideration the USD share value shall be translated to EUROs using the average daily exchange rate for the period January 1, 2011 to December 31, 2011.

o
if 2011 EBITDA is equal to or greater than EURO 250,000 but less than EURO 450,000, the 2011 earnout consideration shall be as follows: (A) a cash payment equal to 70% of the amount obtained by multiplying 1.5 by the 2011 EBITDA, and (B) the number of shares of common stock of the Company equal to 30% of the quotient obtained by dividing (1) the amount obtained by multiplying 1.5 by the 2011 EBITDA by (2) the greater of the  average daily closing price of the company’s common stock from December 1, 2011 to February 28, 2012 or $3.00.  For purposes of calculating the 2011 earnout consideration the USD share value shall be translated to EUROs using the average daily exchange rate for the period January 1, 2011 to December 31, 2011.

o	If 2011 EBITDA is less than EURO 250,000, the 2011 earnout consideration shall be zero.

•
subject to any amounts due from the Shareholders to the Company, eighteen (18) months after July 19, 2010 the Company  shall (i) pay, or cause to be paid to the Shareholders, the sum of EURO 150,000 and (ii) issue to the Shareholders common stock of the Company having an aggregate value of EURO 75,000, with each share being valued at the greater of (A) the average daily closing price of the Company’s common stock on the Nasdaq Capital Market for the thirty consecutive trading days after the date of Closing or (B) $2.50 (which we refer to herein as the “Holdback Amount”).

Post-closing Adjustment

Under the terms of the Stock Purchase Agreement, the consideration payable to the Shareholders described above is subject to the following post closing adjustment:

•
Within 60 days following July 19, 2010, the Company shall prepare and deliver to the Shareholders an unaudited balance sheet of Progenitor Holding (on a consolidated basis) as of the Closing Date, which shall include a statement of the working capital of Progenitor Holding (on a consolidated basis) (as defined in the Stock Purchase Agreement). In the event Progenitor’s Closing Working Capital, as determined in accordance with the Stock Purchase Agreement, is less than EURO 100,000 the deficiency shall be offset from the Holdback Amount.  In the event Progenitor’s Working Capital, as determined in accordance with the Stock Purchase Agreement, is greater than EURO 100,000 then the Company will pay the Shareholders any surplus within 5 days of determination of the amount due.

Non-Compete

Pursuant to the terms of the Stock Purchase Agreement, each Shareholder has agreed that during the term of Shareholder’s employment with the Company and for a period of two years after the termination of such employment for any reason whatsoever, Shareholder shall not, directly or indirectly, and shall cause Progenitor Research Internatianal GmbH, a corporation organized in Germany, (referred to herein as “Progenitor Germany”) during any period after July 19, 2010 not to:

•
solicit, induce or encourage any employee of the Company, its affiliates, any Sale Entity (as defined in the Stock Purchase Agreement) to terminate his or her relationship with the Company,  its affiliates or any Sale Entity, as the case may be; or

•
employ or establish a business relationship with, or encourage or assist any individual or entity to employ or establish a business relationship with, any individual who was employed by the Company, its affiliates, any Sale Entity or Progenitor Germany during the preceding twelve month period prior to such termination.

In addition, pursuant to the terms of the Stock Purchase Agreement, each Shareholder has agreed  that for a period of two years after July 19, 2010 the Shareholder shall not, directly or indirectly, and shall cause Progenitor Germany during any period after Closing not to:

•	solicit, induce or encourage any clients or prospective clients to terminate or reduce in scope their relationship with the Company, its affiliates or any Sale Entity; or
•
solicit or assist any individual or entity in the solicitation of any clients or prospective clients of the Company, its affiliates, any Sale Entity or Progenitor Germany for the purpose of providing any products and/or services that are the same or substantially similar to the products and services provided by the Company, its affiliates or any Sale Entity.

 Lock-Up

Pursuant to the terms of the Stock Purchase Agreement, the Shareholders have agreed that, without the prior written consent of the Company, they will not, directly or indirectly offer, sell, pledge, contract to sell, or grant any option to purchase greater than fifty percent (50%) of any stock issued pursuant to the Stock Purchase Agreement for a period of fifteen months after the date of issuance.

A copy of the Press Release announcing the closing of the Stock Purchase Agreement is attached hereto as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Consideration under Stock Purchase Agreement

Reference is made to the information in Item 2.01 of this Current Report regarding the consideration payable for the acquisition of Progenitor Holding, which is incorporated herein by this reference.

Loan Agreement with Ilari Koskelo

On July 19, 2010, the Company borrowed EURO 800,000 from Ilari Koskelo, a current Stockholder of the Company. The loan is an unsecured obligation. The other terms of the loan will be filed by the Company on a Current Report on Form 8-K when finalized.

Promissory Notes and Security Agreement with Shareholders

On July 19, 2010, the Company entered into Promissory Notes with each of the Shareholders evidencing the EURO 300,000 payment obligation owed to the Shareholders on July 28, 2010 pursuant to the terms of the Stock Purchase Agreement.  The Notes are payable on July 28, 2010 and if not paid by that date bear interest at 5% per annum.  In addition, on July 19, 2010 the Company entered into a Security Agreement with the Shareholders securing the EURO 300,000 obligation with the accounts receivable of each Sale Entity (as defined in the Stock Purchase Agreement).  The foregoing description is qualified in its entirety by reference to the form of Promissory Note and Security Agreement, copies of which are filed as Exhibits 10.1 and 10.2  to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.01 and incorporated herein by reference, sixty (60) days after July 19, 2010, the Shareholders are entitled to receive common stock of the Company having an aggregate value of EURO 375,000.  In addition, the Shareholders may receive unregistered shares as part of Holdback Amount, the 2010 earnout consideration and 2011 earnout consideration.

Any shares issued to the Shareholders pursuant to the Stock Purchase Agreement will be issued in reliance upon the exemption from registration under the Securities Act of 1933 (the “Act”) provided by Section 4(2) of the Act. The Stock Purchase Agreement, pursuant to which the shares are to be issued, was privately negotiated with the Shareholders and the transaction did not involve any general solicitation. The unregistered shares to be acquired by the Shareholders will be subject to applicable securities laws relating to any disposition of the shares, including, without limitation, the resale restrictions imposed by Rule 144 promulgated under the Act. The certificates representing any shares issued under the Stock Purchase Agreement will contain a customary restrictive legend and the Company will cause its transfer agent to note stop transfer instructions with respect to such shares.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement with Renee E. Moore

In connection with the consummation of the Stock Purchase Agreement, on July 19, 2010 the Company’s subsidiary, Encorium Germany GmbH, entered into an employment agreement with Renee E. Moore (referred to herein as the “Moore Employment Agreement”).  Pursuant to the Moore Employment Agreement, Ms. Moore will serve as the President, Corporate and Business Development of Encorium Germany GmbH for a base salary of EURO 153,040 gross per annum.  In addition, the Company will provide a full car lease and will pay for car expenses, including insurance, repair and maintenance in a maximum amount of EURO 1,000 per month.

The Moore Employment Agreement is for a term of 18 months commencing on July19, 2010.   In the event Ms. Moore is terminated prior to the end of the term without Cause (as defined in the Moore Employment Agreement) she shall be entitled to her salary for the remaining portion of the term to be paid in accordance with normal payroll practices.

Ms. Moore was the founder of Progenitor Research where she served as the Chief Executive Officer since 2005.  From March 2002 until June 2004, Ms. Moore served as a Director at CNS Therapeutics, an international clinical researh organization.  From 1998 to 2002 Ms. Moore served in various positions in the clinical research industry.  Ms. Moore  received her P.h.D. in neuroscience from the University of Texas at San Antonio in 1996.

The foregoing description is qualified in its entirety by reference to the Employment Agreement between Encorium Germany GmbH and Renee Moore dated July 19, 2010, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Employment Agreement with Klaus-Dieter Albrecht

In connection with the consummation of the Stock Purchase Agreement, on July 19, 2010 the Company’s subsidiary, Encorium Germany GmbH, entered into an employment agreement with Klaus-Dieter Albrecht (referred to herein as the “Albrecht Employment Agreement”).  Pursuant to the Albrecht Employment Agreement, Mr. Albrecht will serve as the Executive VP, Affiliates and Administration of Encorium Germany GmbH for a base salary of EURO 140,400 gross per annum.  In addition, the Company will provide a full car lease and will pay for car expenses, including insurance, repair and maintenance in a maximum amount of EURO 1,000 per month.

The Albrecht Employment Agreement is for a term of 18 months commencing on July19, 2010.   In the event Mr. Albrecht is terminated prior to the end of the term without Cause (as defined in the Albrecht Employment Agreement) he shall be entitled to his salary for the remaining portion of the term to be paid in accordance with normal payroll practices.

Mr. Albrecht has over 19 years experience in the CRO industry.  Since 2005, Mr. Albrecht served as the General Manager of the German business unit as well as the Senior Executive of business operations for Progenitor.   From 2000 to 2004, Mr. Albrecht served as Contract Manager at Schwarz Pharma and from 1995-2000 served as a CRA at Wyeth.  Mr. Albrecht received his degree in Pharmacy from Westfälische Wilhelms-Universität Münster in 1990.

The foregoing description is qualified in its entirety by reference to the Employment Agreement between Encorium Germany GmbH and Klaus-Dieter Albrecht dated July 19, 2010, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibits
2.1	Stock Purchase Agreement by and among Encorium Group, Inc., Renee E. Moore and Klaus-Dieter Albrecht.
10.1	Form of Promissory Note.
10.2	Form of Security Agreement.
10.3	Employment Agreement between Encorium Germany GmbH and Renee E. Moore dated July 19, 2010.
10.4	Employment Agreement between Encorium Germany GmbH and Klaus-Dieter Albrecht dated July 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encorium Group, Inc.

Date: July 22, 2009	By:	/s/ Philip L. Calamia
Name: PhilipCalamia
Chief Financial Officer